UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF TEXAS
DALLAS DIVISION

ENERGYTEC, INC., a Nevada corporation, Plaintiff, v. FRANK W. COLE, an individual; JOSEPHINE JACKSON, an individual; and DOES 1-100, Defendants	§ § § § § § § § § § § §	CIVIL NO. 3-06CV0933-G

PLAINTIFF’S ORIGINAL COMPLAINT

TO THE HONORABLE COURT:

Energytec, Inc. (“Plaintiff” or Energytec”) hereby complains and alleges as follows:

PARTIES

1.       Defendant Frank W Cole is an individual who resides at 6130 Spring Valley Road, Dallas, Texas 75254.

2.       Defendant Josephine Jackson is an individual who resides at 2925 Ivan Ridge, Garland, Texas 75044

3.       The true names and/or capacities, whether individual, corporate, partnership, associate or otherwise, of the DOE-defendants sued herein as DOES 1 through 100, inclusive, are unknown to Plaintiff who therefore sues said DOE-defendants by such fictitious names. Plaintiff is informed and believes, and thereon alleges, that such fictitiously named DOE-defendants are liable to Plaintiff as set forth herein, and are responsible, in whole or in part, for the damages alleged to have been suffered by Plaintiff. Plaintiff will amend this Complaint to state their true

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names and capacities when ascertained. Plaintiff intends all further references in this Complaint to “Defendants” to expressly include reference to such fictitiously named DOE-defendant(s).

4.       At all times herein mentioned, each Doe Defendant was the agent, partner, joint-venturer, servant and/or employee and authorized representative of each Defendant and in doing the actions herein alleged, acted within the scope of such actual and/or apparent authority.

JURISDICTION AND VENUE

5.       Jurisdiction is proper pursuant to § 10(b) of the Securities Exchange Act of 1934 (the “1934 Act”), 15 U.S.C. § 78j(b), and the rules and regulations promulgated thereunder, including Securities and Exchange Commission (“SEC”) Rule 10b-5, 17 C.F.R. § 240.10b-5. Jurisdiction is based upon § 27 of the 1934 Act, 15 U.S.C. § 78aa and 28 U.S.C. § 1331 and 1367.

6.       Venue is proper in this District because a substantial part of the acts complained of, including the dissemination of materially false and misleading statements and reports by Defendants, occurred in this District.

COMMON ALLEGATIONS

7.       On March 18, 2006, Frank W Cole (“Cole”) was removed by the Board of Directors of Energytec as Chairman, Chief Executive Officer and Chief Financial Officer of Energytec. Mr. Cole’s removal was effective immediately. Mr. Cole presently remains a director of Energytec. Mr. Cole remains a director solely because he has refused to resign. The Board of Directors is without the present power to remove Mr. Cole as a director. Only the shareholders of Energytec can remove Mr. Cole as a director under applicable law, which to date, the shareholders have not had the opportunity to do because a meeting of shareholders has not been called.

8.       On March 18, 2006, Josephine Jackson (“Jackson”) was removed by the Board of Directors of Energytec as Executive Assistant to the Chairman and Assistant Corporate Secretary of Energytec. Ms. Jackson’s removal was effective on March 22, 2006. Until December 31, 2005,

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Ms. Jackson was solely responsible for all bookkeeping, daily accounting, check writing, and vendor payments for Energytec.

9.       Mr. Cole and Ms. Jackson were removed after Energytec’s Board of Directors and Audit Committee discovered certain improper acts and/or omissions committed by Mr. Cole and Ms. Jackson, including, without limitation, their respective fraud, breaches of fiduciary duty, gross negligence, conversion, self dealing, and waste of corporate assets, among other things.

Company Background

10.        Energytec was organized and formed in July 1999. Energytec was formed for the purpose of engaging in oil and gas producing activities through the acquisition of properties that have previously been the object of oil and gas exploration or producing activity, but which are no longer producing or operating at full potential due to abandonment or neglect. Energytec recovers remaining hydrocarbons using conventional and/or non-conventional improvement and enhancement techniques. As part of these activities, Energytec and its investors hold working interests in certain oil and gas properties located in Texas and Wyoming. Energytec also owns a well service business operated through its subsidiary, Comanche Well Service Corporation.

11.        Based on the information discovered to date, it is clear that Mr. Cole, with the help, direct participation and assistance of Ms. Jackson and the Doe Defendants, has been operating a scheme to defraud investors, falsify records of Energytec, file false reports with federal and state agencies, and/or waste the corporate assets of Energytec in breach of law and Mr. Cole’s and Ms. Jackson’s fiduciary duties to Energytec.

Payment Of Illegal Commissions To Unlicensed Brokers In Securities

12.       To raise capital for Energytec, beginning in September 2002 and continuing through January 2006, Mr. Cole and Ms. Jackson retained numerous unlicensed individuals to act as brokers to solicit and to sell working interests in oil and gas properties owned by Energytec

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and/or stock in Energytec to investors, and caused Energytec to pay undisclosed and illegal commissions to these unlicensed individuals. Pursuant to the solicitation by these unlicensed brokers, individual investors purchased working interests in individual oil leases and/or wells, with each individual investor entitled to participate in the profits and losses of the particular lease and/or well in which they invested, or stock in Energytec.

13.       Pursuant to certain written and oral agreements (the “Commission Agreements”) between Mr. Cole and these unlicensed brokers, Mr. Cole purportedly on behalf of Energytec agreed to pay to these unlicensed individuals commissions for their participation in the offer and sale of Energytec’s securities. The Commission Agreements and other correspondence were kept secret, with the only records kept in the private office or private files of Mr. Cole, and were not discovered by Energytec until after Mr. Cole’s termination on March 18, 2006. The existence of the Commission Agreements, most of which were oral, were kept secret by Mr. Cole from the Board of Directors and other officers of Energytec and the Commission Agreements were not made a part of the corporate records of Energytec generally accessible to the officers, directors, or employees of Energytec.

14.       From September 2002 through January 2006, Mr. Cole with the help, assistance and participation of Ms. Jackson, caused Energytec to make payments in the aggregate amount of $7,002,395.17 to the unlicensed brokers that were recorded on the financial records of Energytec as “consulting,” “services,” “legal fees”, “broker fees” and/or “acquisition fees”. Such payments were, in fact, illegal commissions paid to these unlicensed brokers under the undisclosed Commission Agreements for their participation in and solicitation of the offer and sale of working interests and/or stock in Energytec.

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15.       Mr. Cole, with the help, assistance, and direct participation of Ms. Jackson, falsely reported the nature of the payments to the unlicensed brokers on the financial records of Energytec because they knew or had reason to believe that the payment of commissions was a violation of federal and state securities laws and/or the rules of the National Association of Securities Dealers, Inc., because the unlicensed brokers receiving the payments were not licensed or otherwise registered as brokers, dealers, agents, or investment advisors under any applicable federal or state securities statute that requires persons who participate in the offer and sale of securities for compensation to be so registered, and/or the unlicensed brokers receiving the payments were so registered, but participated in the offer and sale of the working interests and received payments, without disclosing the activity to, and obtaining the permission of, the broker-dealer firm with which they were associated.

16.       In the Spring of 2005, Mr. Cole caused Energytec to sell to approximately 74 investors common stock of Energytec at an aggregate offering price of $5,499,140. Mr. Cole, with the help, assistance and direct participation of Ms. Jackson, caused Energytec to make payments in the aggregate amount of $351,534.00 to the unlicensed brokers that were recorded on the financial records of Energytec as “consulting,” “services,” “legal fees,” and/or “broker fees.” Such payments were, in fact, illegal commissions paid to the Defendants under the undisclosed Commission Agreements for their direct participation in the offer and sale of the common stock.

17.       Mr. Cole signed a Notice of Sale of Securities on Form D and caused Energytec to file the Form D with the Securities and Exchange Commission on or about April 1, 2005 that falsely stated no commissions were paid in connection with the offer and sale of the common stock.

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18.       In November 2005, Mr. Cole caused Energytec to sell investors common stock of Energytec at an aggregate offering price of $8,531,002.00. (Mr. Cole, with the help, assistance and direct participation of Ms. Jackson, later caused Energytec to make payments in the aggregate amount of $1,172,371.15 to the unlicensed brokers that were recorded on the financial records of Energytec as “consulting,” “services,” “legal fees,” and/or “broker fees” as more fully described in paragraph nineteen (19) below.) Mr. Cole advised the Executive Vice President of Energytec, Don L. Lambert, that no commissions were going to be paid on the sale of the common stock and instructed Mr. Lambert to sign and file a Notice of Sale of Securities on Form D with the Securities and Exchange Commission, which he did on or about November 18, 2005 (the “November Form D”) that stated no commissions were paid in connection with the offer and sale of the common stock. Mr. Cole signed two reports on Form 8-K and caused Energytec to file the reports on Form 8-K with the Securities and Exchange Commission on November 9, 2005 and November 29, 2005, that reported the offer and sale of the common stock, and stated that no commissions were paid in connection with the offer and sale of the common stock.

19.       In January 2006, Mr. Cole asked two employees of Energytec to sign checks payable to unlicensed brokers, which he stated were commissions for their services in participating in the offer and sale of common stock reported on the November Form D and the Form 8-K reports filed with the Securities and Exchange Commission, as well as for the sale of working interests. Each of the employees of Energytec refused to sign the checks and communicated to Mr. Cole that they believed paying the commissions would be unlawful. Thereafter, Mr. Cole, with the help, assistance, and participation of Ms. Jackson, caused Energytec to make payments in the aggregate amount of $1,172,371.15 to the unlicensed brokers,

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which were commissions paid under the undisclosed Commission Agreements for their participation in the offer and sale of the common stock, and/or working interests.

20. From September 2002 until January 2006, Mr. Cole represented to the Board of Directors of Energytec that the offer and sale of the working interests to investors was not the offer and sale of a “security” as defined in applicable federal and state securities laws when, in fact, he knew, or should have known on the basis of his long-time experience as an officer and director of other publicly-held oil and gas companies and the exercise of reasonable diligence, that the offer and sale of working interests was the offer and sale of a security. After the Board of Directors of Energytec learned that the offer and sale of the working interests was the offer and sale of a security, Mr. Cole represented to the Board of Directors and officers of Energytec that all offers and sales of working interests in oil and gas properties owned by Energytec and/or stock in Energytec were made, and were continuing to be made, solely to “accredited investors”. “Accredited investors” are persons or entities that meet certain financial wealth or income conditions or have other characteristics specified in Rule 501(a) of Regulation D adopted under the Securities Act of 1933.

21. In connection with the offer and sale of working interests and/or stock, Mr. Cole and Ms. Jackson initially did not obtain or attempt to obtain any written statement or proof that any of the purchasers of working interests from Energytec were “accredited investors”, so that each of them did not, in fact, know whether all investors were “accredited investors” when Mr. Cole made representations to the Board of Directors regarding the accredited status of such investors. In August and September 2005, Mr. Cole attempted to collect written statements or proof that the purchasers of working interests from Energytec were “accredited investors”. Mr. Cole collected written statements from certain investors stating they were “accredited investors”,

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but knew, or should have known, that such statements and assurances were false, and were obtained for the purpose of falsifying the records of Energytec.

22.       Cole knew or should have known that the records of Energytec were false with respect to the status of the purchasers of the working interests, and Mr. Cole signed a Notice of Sale of Securities on Form D and caused Energytec to file the Form D with the Securities and Exchange Commission on April 1, 2005, that falsely stated that no commissions were paid in connection with the offer and sale of securities. Mr. Cole, with the help, assistance and direct participation of Ms Jackson falsely reported the nature of the payments on the financial records of Energytec because they knew or had reason to believe that the payment of commissions was a violation of federal and state securities laws and/or the rules of the National Association of Securities Dealers, Inc., because the brokers involved were not licensed or otherwise registered as brokers, dealers, agents, or investment advisors under any applicable federal or state securities statute that requires persons who participate in the offer and sale of securities for compensation to be so registered.

23.       As a direct result of Mr. Cole and Ms. Jackson’s actions, misrepresentations and/or omissions, Energytec presently believes that it potentially might have to offer rescission to certain investors in the working interest program and/or purchasers of Energytec common stock in private placements. Energytec presently estimates that such private rescission offers may cost the company in excess of fifty million dollars ($50,000,000.00).

Inappropriate Income Payments To Working Interest Owners

24.       In setting up and promoting the offer and sale of working interests to prospective investors, Mr. Cole communicated by mail and telephone with many individual investors to secure investments. After securing investments, Mr. Cole arranged, with the assistance of Ms. Jackson, for Energytec to pay out monthly income payments to investors based on projections of

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production given to the investors as an inducement to invest, not on the actual net production income attributable to the working interests purchased by the investors or the operating agreements for such interests.

25.       As a result, pursuant to this “income program” scheme operated by and at the direction of Mr. Cole and Ms. Jackson, Energytec was making payments each month to purchasers of the working interests for substantially more than Energytec was realizing on production from the oil properties/wells in which investors purchased working interests.

26.       From January, 2003 to February, 2006, Energytec made income program payments of approximately $11,500,000.00 to purchasers of the working interests when the amount of actual production payments that should have been made on the basis of actual production was only approximately $2,500,000.00.

27.       Mr. Cole did not disclose to purchasers of the working interests that the excess payments received by them would have to be recouped by Energytec out of future production from the oil properties or, if production was not sufficient to recoup the excess payments, Energytec would have a right to pursue recovery from the investors who inappropriately received the excess payments.

28.       As a result of the foregoing practices, Energytec now has accounts receivable from the purchasers of the working interests in the amount of approximately $9,000,000.00, which it will seek to recoup from working interest owners, but which it potentially might not fully recover.

29.       The foregoing practices were materially detrimental to the cash flow and operations of Energytec. Mr. Cole persisted with these practices even after a resolution of the Audit Committee in December 2005 directed Mr. Cole to cease such practices. In January 2006, operating statements and revenue checks were prepared based upon the actual oil and gas revenue.

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Mr. Cole, however, unilaterally and without authority determined that these payments would cease after the December 2005 revenue was distributed in February 2006.

30.       At all times prior to the end of December 2005, Mr. Cole and Ms. Jackson were in sole control of the bank accounts of Energytec and in tight control of the financial and other records of Energytec.

31.       At all times prior to the end of December 2005, Ms. Jackson was responsible for the design and operation of Energytec’s internal controls over financial reporting. At all times up to the date of his termination, Mr. Cole also was responsible for the design and operation of Energytec’s internal controls over financial reporting.

32.       As a direct and proximate result of Mr. Cole and/or Ms. Jackson’s acts and/or omissions, Energytec did not properly distribute the net oil and gas revenue, if any, due working interest owners, paid excessive amounts to most working interest owners, and as a result, Energytec now has a large receivable that would not exist, but for the fraudulent acts and omissions, and/or breaches of fiduciary duty, of Mr. Cole and Ms. Jackson.

Inappropriate Oil Reserves

33.       Defendant Cole has spent his entire professional life in the oil business. Defendant Cole personally did the reserve reports for Energytec for the year ended December 31, 2004, and personally provided all of the information to Energytec’s third-party engineer for the years 1999 to 2003. Mr. Cole knew the third-party engineer was not a licensed petroleum engineer.

34.       Defendant Cole was solely responsible for the decisions of where to drill Energytec’s wells, supervised and dictated the reservoirs to be produced from, regulated the flow of production information, both internally and externally, prepared reserve information that was included in Energytec’s regulatory filings, and acted as the operator for Energytec’s oil and gas properties until his termination in March 2006.

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35.        The reserve reports completed by Mr. Cole and for which Mr. Cole provided information are false, unreliable and misleading.

36.       The oil business in Texas is regulated pursuant to rules and regulations of the Texas Railroad Commission.

37.       Energytec has four primary oil fields in Texas. Those fields are (i) the Talco/Trix-Liz field; (ii) the Redwater field; (iii) the Sulphur Bluff field; and (iv) the Kilgore field.

38.       With respect to the Talco/Trix-Liz field, Mr. Cole, acting without the knowledge or consent of Energytec’s Board of Directors, Audit Committee, or auditors, directly contravened and/or recklessly ignored the rules and regulations of the Texas Railroad Commission.

39.       Mr. Cole was the only Energytec officer or director who had access to the Talco/Trix-Liz field and its operations manager. The Talco/Trix-Liz Field contains leases, including, but not limited to, the Bankhead (05546) Lease, the Timmons Margaret B (05812) Lease, the Garbade Adele (03365) Lease, the Belcher Jennie (03253) Lease, the Woodbine C Zone Unit (05361) Lease, the Garbade Adele (03327) Lease, the Belcher Jennie (03233) Lease, the Timmons Margaret B (03115) Lease, and the Hoffman-Bankhead Unit (05844) Lease.

40.       Mr. Cole, with the assistance and participation of the Doe Defendants, directed a scheme whereby he engaged in dual completion of various oil wells in non-permitted, separately recognized reservoirs in the Talco/Trix-Liz Field without obtaining the proper permitting and spacing required by applicable regulations and laws of the Texas Railroad Commission. By virtue of his experience, knowledge and professional training, and as a result of Mr. Cole’s being the bonded operator for all of Energytec’s oil and gas properties from inception of the company through March 31, 2006, Mr. Cole knew, or should have known, that such activities violated the

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rules and regulations of the Texas Railroad Commission, and/or was deliberately reckless in so doing.

41.       In total, there are 23 wells that are not properly permitted, and for which Mr. Cole improperly included in Energytec’s reserves for 2004. As a direct and proximate result of Mr. Cole’s deliberate and/or reckless acts and omissions, Energytec’s reserves have been substantially overstated by virtue of, among other things, Energytec’s numerous violations of the rules and regulations of the Texas Railroad Commission. In addition, Mr. Cole improperly allowed the commingling of production from permitted and non-permitted reservoirs, and the third-party engineer engaged to prepare Energytec’s reserve report for 2005 is unable to assign reserves to both the permitted and non-permitted reservoir. As a direct and proximate result of Mr. Cole’s deliberate and/or reckless acts and/or omissions, Energytec’s reserves will be substantially understated by virtue of, among other things, Energytec’s numerous violations of the rules and regulations of the Texas Railroad Commission.

42.       As a direct and proximate result of Mr. Cole’s actions and/or omissions in the Talco/Trix-Liz Field, leases were severed by the Texas Railroad Commission, resulting in a loss of income to the Company and its working interest owners and the compliance issues involving the Company’s properties were brought to a critical point, costing the Company millions of dollars in regulatory compliance costs and expenses. On the dually completed wells, Energytec was permitted to produce only from the D zone. Mr. Cole, however, dually completed these wells in the A and B zones in various wells through out this field without filing one permit, which means that the company did not have a conclusive formation test on the A and B zones. The impact to the reserves is two-fold: (i) Energytec cannot count the reserves in 2005 associated with

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the A and B zones due to a lack of permitting; and (ii) Energytec cannot count the reserves associated with the D zone due to severance and commingling issues.

43.       As a direct and proximate result of Mr. Cole’s deliberate and/or reckless actions and/or omissions, Energytec is facing significant financial peril from investors who purchased securities in reliance upon Mr. Cole’s reserve reporting for 2004.

Laundering And Removal of Restrictive Stock Legends

44.       To assist the Trix-Liz operations manager, an employee by the name of Calvin Bass, Mr. Cole and/or Ms. Jackson arranged for the restricted shares of Energytec stock held by Mr. Bass to be exchanged with stock held by George Munro, which was free trading, so that Mr. Bass could then liquidate and sell his shares in Energytec without waiting the requisite amount of time required under Rule 144, adopted under the Securities Act of 1933 as a safe harbor for transactions effected without registration in reliance on the exemption set forth in Section 4(1) of the Securities Act.

45.       Mr. Cole and/or Ms. Jackson knew, or recklessly disregarded, that state and federal securities laws prohibited the laundering and removal of restrictive stock legends in this manner, so as to circumvent rules, regulations and statutes governing resales of restricted securities.

46.       Such actions by Mr. Cole and/or Ms. Jackson not only violate applicable laws and regulation, but potentially subject Energytec to liability for the participation of one of its officers in such actions, and thus constitute a breach of fiduciary duty by Mr. Cole and/or Ms. Jackson.

Improper Sale of Pledged Oil & Gas Properties

47.       On April 1, 2003, Energytec borrowed $1,906,046.75 from American Bank of Texas in Sherman, Texas. The loan was secured by the oil and gas properties and equipment in the Redwater field, among other things.

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48.       With knowledge of this security interest, Mr. Cole nonetheless sold 83.62% working interests in the Redwater Unit and the J.D. Owen #2 in violation of the lending covenants and/or collateral restrictions with American Bank of Texas. In each of the Purchase Agreements for such working interests, Mr. Cole caused Energytec to represent that unless otherwise instructed the Company will record the oil and gas assignment with the appropriate county clerk. Despite such representations, Mr. Cole deliberately refrained from recordation of such assignments in order to prevent the American Bank of Texas from receiving notice of the impairment of its collateral. In fact, Mr. Cole deliberately refrained from recording and did not record the assignments for all its 257 programs.

49.       As a direct and proximate result, the working interest owners do not, in fact, own the working interests that they believe they own, which were sold by Mr. Cole. Energytec also has violated its covenants with its lender, and remains subject to potential liability to its lender.

50.       Such actions by Mr. Cole constitute a breach of his fiduciary duties to Energytec.

Waste of Corporate Assets

51.       Without the knowledge or consent of the Board of Directors, the Audit Committee, or Energytec’s auditors, Mr. Cole caused Energytec to pay $86,364.83 to various vendors to plug wells in Wichita Falls, Texas, which wells were not owned by Energytec, and for which Energytec received no compensation or reimbursement.

52.       Such actions by Mr. Cole constitute a breach of fiduciary duty, and a waste of corporate assets.

Misrepresentations To Auditors And Investing Public

53.       As a direct result of the above-referenced actions, misrepresentations and omissions of Mr. Cole and Ms. Jackson, filings made by Energytec with the Securities and

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Exchange Commission beginning with the registration statement on Form 10 filed in April 2005 continuing in reports filed through February 2006, contain numerous untrue statements or omissions of fact.

54.       Mr. Cole also made and/or caused numerous false statements to be made to Energytec’s auditors, including in the company’s management representation letters, with respect to the above-referenced facts and circumstances.

55.       In his capacity as the CEO and CFO of Energytec, Mr. Cole signed and caused Energytec to file with the Securities and Exchange Commission: (a) a quarterly report on Form 10-Q for the quarter ended June 30, 2005 (the “June Report”) that states, among other things, that he personally evaluated Energytec’s disclosure controls and procedures on June 30, 2005, and based on that evaluation he concluded that the disclosure controls and procedures are effective in connection with Energytec’s filing of its June Report; (b) a certification under Section 302 of the Sarbanes-Oxley Act of 2002, attached as an exhibit to the June Report that states, among other things, that he had disclosed to the auditors of Energytec and the Audit Committee of the Board of Directors all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Energytec’s ability to record, process, summarize and report financial information and all fraud, whether or not material, that involves management or other employees who have a significant role in Energytec’s internal control over financial reporting; (c) a quarterly report on Form 10-Q for the quarter ended September 30, 2005 (the “September Report”) that states, among other things, that he personally evaluated Energytec’s disclosure controls and procedures on September 30, 2005, and based on that evaluation he concluded that the disclosure controls and procedures are effective in connection with Energytec’s filing of its September Report; and (d) a certification under Section

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302 of the Sarbanes-Oxley Act of 2002, attached as an exhibit to the September Report that states, among other things, that he had disclosed to the auditors of Energytec and the Audit Committee of the Board of Directors all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Energytec’s ability to record, process, summarize and report financial information and all fraud, whether or not material, that involves management or other employees who have a significant role in Energytec’s internal control over financial reporting. Mr. Cole knowingly made or caused to be made with the direct participation of Ms. Jackson false and misleading entries in the books and records of Energytec. At no time did Mr. Cole report to the auditors for Energytec or the Audit Committee of the Board of Directors any instance of significant deficiency and material weakness in the design or operation of internal control over financial reporting which would be reasonably likely to adversely affect Energytec’s ability to record, process, summarize and report financial information or any instance of fraud that involved management or other employees who had a significant role in Energytec’s internal control over financial reporting.

56.       As a result, Energytec will incur substantial expense in professional and other fees to correct its filings and address potential investigations and actions by federal and state regulatory agencies, and to make any necessary corrections to its financial statements.

FIRST CLAIM FOR RELIEF

(Violation of Section 10(b) and Rule 10b-5 Against Defendant Cole)

57.       Plaintiff incorporates each and every allegation set forth herein in paragraphs 1 through 56 as if fully set forth herein.

58.       Defendant Cole made (a) the above referenced false statements and/or omissions of material fact with scienter, (b) in connection with the purchase and/or sale of securities, (c) upon which Plaintiff reasonably relied and justifiably relied in selling Plaintiff’s securities to investors

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in Energytec, and (d) which false statements and/or omissions proximately caused Energytec’s damages.

59.       Defendant Cole violated Section 10(b) of the Securities Exchange Act of 1934, 15 U.S.C. § 78j(b), and Rule 10b-5 promulgated thereunder, 17 C.F.R. § 240.10b-5, by engaging in a plan, scheme, and unlawful course of conduct, pursuant to which defendant Cole knowingly and/or recklessly engaged in acts, transactions, practices, omissions and/or courses of business which operated as a fraud and deceit upon Plaintiff, and failed to disclose material information in order to make the statements made, in light of the circumstances under which they were made, not misleading to Plaintiff. The purpose and effect of said scheme, plan, and unlawful course of conduct was, among other things, to induce Plaintiff to sell securities to investors while simultaneously deceiving Plaintiff into believing such sales complied with and did not in anyway violate state and federal securities laws, to permit Plaintiff to pay illegal commissions to unregistered broker-dealers in furtherance of his fraud and/or to personally enrich Defendant Cole and his family members, among other things.

60.       Defendant Cole had an affirmative duty to correct all of the above-described false information concerning the inability of Energytec to engage in sales of working interests and/or securities to investors, the inability of Plaintiff to pay illegal commissions to unlicensed broker-dealers, the false statements in Energytec’s public filings, and to inform Plaintiff that such sales and actions violated state and/or federal securities laws. Defendant Cole’s failure to correct the false information when Defendant was, in fact, aware of the falsity of the information was a willful, deliberate and conscious violation of the securities laws. Defendant Cole deliberately filed false and misleading public securities filings, with actual knowledge that the public securities filings were false and misleading, and falsely certified, among other things, that no commissions

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had been paid in connection with the sale of Energytec’s securities, when in fact, he knew and had actual knowledge that such commissions had been paid under his control and at his direction.

61.       As a result of the failure to disclose material facts, certain information that Energytec disseminated to the investing public was materially false and misleading as set forth above, exposing Energytec to substantial risk to its investors and substantial damages. Plaintiff reasonably and actually relied on the above-described false and misleading statements in selling its shares. In ignorance of the false and misleading nature of the statements described above and the deceptive and manipulative devices and contrivances employed by Defendant Cole, Plaintiff, to its detriment, relied on Defendant’s representations. Had Plaintiffs known the truth, it would not have sold securities in violation of state and/or federal securities laws, would not have paid illegal commissions, would not have made false and misleading statements in its public securities filings, and would not have incurred actual and/or potential liability to its investors.

62.       By reason of the foregoing, defendant Cole directly violated Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder by: (a) employing devices, schemes and artifices to defraud; (b) failing to disclose material information; or (c) engaging in acts, practices, and a course of business which operated as a fraud and deceit upon Plaintiff in connection with its sale of securities to investors.

63.       As a direct and proximate result, Plaintiff has suffered substantial damages in an amount to be proven at trial.

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SECOND CLAIM FOR RELIEF

(Breach of Fiduciary Duty Against Defendants Cole and Jackson)

64.       Plaintiff incorporates each and every allegation set forth herein in paragraphs 1 through 63 as if fully set forth herein.

65.       Defendant Cole and defendant Jackson, and each of them, owed Energytec fiduciary duties, including, among others, the duty of candor, the duty of loyalty and the duty to act in good faith.

66.       Defendant Cole and defendant Jackson, and each of them, breached their fiduciary duties to Energytec, including by breaching their duty of candor, their duty of loyalty and their duty to act in good faith, by using their fiduciary position for personal benefit without full disclosure and the consent of Energytec, and by their willful, intentional and deliberate acts of gross mismanagement.

67.       As set forth above, defendant Cole and Jackson violated their fiduciary duties to Energytec by, among other things, making false entries in the books and records of Energytec, failing to disclose illegal actions to the Board of Directors, participating in conduct that was not authorized by the Board of Directors, diverting business that belonged to the corporation to others who were not entitled to receive that business, by filing false public documents on behalf of the corporation, by participating in the sale of unregistered securities, by paying illegal commissions to unregistered broker-dealers in violation of federal and state securities laws, by making false statements in public securities filings, by wasting corporate assets in making payments to investors to which such investors were not entitled to receive, by wasting corporation assets in payments to individuals to whom such payments should not have been made, and by participating in the falsification of fraudulent invoices, among other things.

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68.       As a direct and proximate result, Plaintiff has suffered substantial damages in an amount to be proven at trial.

THIRD CLAIM FOR RELIEF

(Common Law Fraud Against Defendant Cole)

69.       Plaintiff incorporates by reference each and every allegation set forth in paragraphs 1-68 as if fully set forth herein.

70.       Defendants Cole made the above-referenced representations concerning presently existing material facts, which were false, and which he either knew to be false when made or was made without knowledge of its truth.

71.       Defendants Cole made the above-referenced representations for the purpose of inducing Plaintiff to act upon the representations, and that Plaintiff, acting reasonably and in ignorance of the falsity of the representations, did in fact rely upon the representations and was thereby induced to act as set forth above.

72.       The fraudulent actions of defendant Cole also violated his fiduciary duties to Energytec including by, among other things, breaching his duty of good faith, duty of loyalty and candor respecting matters affecting his personal interests and the interests of Energytec, without full knowledge and consent of Energytec. Energytec relied upon the acts and omissions of defendants Cole at the time he was discharging his fiduciary duties to the corporation.

73.       Defendant Cole actively suppressed the truth about his above-referenced respective actions and omissions, and/or failed to disclose the full and complete facts in a situation in which he had a duty to speak. By virtue of the fiduciary and/or confidential relationship that existed between defendant Cole and Plaintiff, when Cole provided information to Energytec, he had a

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duty to disclose the whole truth. Defendant Cole, however, made repeated false representations that he knew to be misleading and/or untrue.

74.       As a direct and proximate result of Defendant’s actions and/or omissions, Plaintiff has been damaged in an amount to be proven at trial.

WHEREFORE, Plaintiffs pray for judgment as follows:

1.       For damages in an amount to be proven at trial;

2.       For costs and reasonable attorneys’ fees; and

3.       For such other and appropriate relief as deemed appropriate by the Court.

JURY DEMAND

Plaintiff respectfully requests a jury on all claims and causes of action properly triable before a jury.

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DATED: May 25, 2006

Respectfully submitted,

/s/
Jeffrey M. Tillotson, P.C.
  Texas Bar No. 20039200
Richard A. Smith
  Texas Bar No. 24027990
Lynn Tillotson & Pinker , L.L.P.
750 N. St. Paul St., Suite 1400
Dallas, Texas 75201
(214) 981-3800 - telephone
(214) 981-3839 - facsimile

Erik A. Christiansen
  (pro hac vice app. to be filed)
Margaret N. McGann
  Texas Bar No. 00784685
Parsons Behle & Latimer
One Utah Center
201 South Main Street, Suite 1800
Post Office Box 45898
Salt Lake City, UT 84145-0898
(801) 532-1234 - telephone
(801) 536-6111 - facsimile

ATTORNEYS FOR PLAINTIFF

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